(BULL LOGO)
Merrill Lynch Investment Managers



Semi-Annual Report

May 31, 2001


Merrill Lynch
Focus Twenty
Fund, Inc.



www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Focus Twenty Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH FOCUS TWENTY FUND, INC.


DEAR SHAREHOLDER


We are pleased to provide you with this semi-annual report for Merrill Lynch Focus Twenty Fund, Inc. The Fund's investment objective is long-term capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in a portfolio of common stocks of approximately 20 companies that we believe have strong growth and capital appreciation potential.


Investment Environment
The uncertainty that accompanies an economic slowdown continues to be the driving force behind the recent down leg in the current investment cycle. In our November 30, 2000 report to shareholders, we were three months into another down leg of a bear market cycle that continued through the first week of April 2001. Negative investor sentiment continued to worsen as a slowing economy took its toll on corporate profit growth. Company managements were forced to communicate to investors a cautious stance on near-term growth because of lack of revenue and earnings visibility, which reinforced negative sentiment.

In an effort to stimulate economic growth, the Federal Reserve Board took unprecedented action to reduce short-term interest rates in larger increments and more frequently than any other time in history. Nonetheless, these actions failed to meaningfully change the prevailing negative investor sentiment, particularly with respect to growth stocks. During the six-month period ended May 31, 2001, we were encouraged that investors were reacting less harshly to negative corporate announcements. After five substantial interest rate cuts by the Federal Reserve Board by May 31, 2001 and a meaningful tax cut on the horizon, we believe that an economic rebound is likely later in 2001.

The overall tone of corporate earnings reports for the March quarter of 2001 suggested a broad-based slowdown in sales and earnings during the first half of 2001 and a subsequent pickup in growth during the second half. Following earnings announcements, corporate executives outlined plans to reduce expenses, retrench operations and divest non-core businesses. Many analysts viewed these actions as necessary to force companies to refocus on those businesses or products generating strong earnings. While these actions probably occur in normal business cycles, given the negative sentiment, investors chose to shift their attention to the present value of corporate earnings rather than future growth opportunities. As a result, investors tended to gravitate to more defensive/slower growth and value-oriented companies.

Although the Federal Reserve Board lowered short-term interest rates three times, or 150 basis points (1.50%) by March 31, 2001, the period still turned out to be one of the worst three-month periods for equities in the history of investing. While a reduction in interest rates by the Federal Reserve Board is generally expected to take six months - nine months for increased liquidity to take effect on the US economy, the forward looking equity markets normally show a favorable response more quickly. However, in this instance, equities traded down dramatically after two of the three interest rate reductions because investors feared the Federal Reserve Board had waited too long to act. Fortunately, two more 50 basis point interest rate reductions in April and May 2001 seemed to bring investors back into the fold.

As the market begins to refocus on forward corporate profit growth in a more stable economic environment, we expect that investors will once again regain the confidence to invest in companies with sustainable, well-above-average growth rates.


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001


Portfolio Matters
For the six-month period ended May 31, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -43.75%, -44.10%, -44.10% and -43.82%. These results compare to a return of -18.66% for the NASDAQ Composite Index for the same period. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

Our substantial underperformance during the six-month period ended May 31, 2001 is admittedly disturbing, but, as noted in the prospectus, the equities held by the Fund are particularly sensitive to changes in earnings or interest rates. We comfortably outperformed the NASDAQ Composite Index for the six months ended November 30, 2000, as investors in the early stages of the economic slowdown sold lesser-quality growth companies and gravitated to those growth companies perceived to have unassailable fundamental strengths that would carry them through the macroeconomic storm. The Fund performed relatively well during this period because these are the type of growth companies we strive to own. Unfortunately, as the bear market extended longer than bear markets in the recent past, investors began to "throw in the towel" even on the best growth companies. The concentrated nature of our product, where we make large investments in these high-quality growth companies, worked against us when investors began selling them aggressively. We responded by reducing our exposure to larger companies with many customers and broad product lines because we perceived a greater vulnerability to a slowing economy. Examples included JDS Uniphase Corporation, Network Appliance, Inc. and Corning Incorporated. We replaced these investments with somewhat smaller companies such as Sonus Networks, Inc., ONI Systems Corp. and IDEC Pharmaceuticals Corporation, which address more niche-like markets with secular growth dynamics unlikely to be greatly affected by macroeconomic trends. The stocks we sold continued to decline dramatically. Unfortunately, the stocks we replaced them with also declined (though not as severely) because of the investor attitudes described above.

Toward the end of the first half of the Fund's current fiscal year, we were encouraged by the observation that companies in our high-growth universe were starting to provide anecdotal news that was consistently positive. This is a dramatic reversal from six months ago when anecdotal news was universally negative. This significant trend change gives us encouragement that the Fund's relative outperformance, from the recent NASDAQ Composite Index market bottom on April 4, 2001 through the end of the fiscal year, may be a sign of better times ahead.

We believe the Fund is well-positioned for an improvement in fundamentals and investor sentiment in the second half of 2001. We expect both of these key dynamics to start to show the positive effects of the Federal Reserve Board's five interest rate reductions, by May 31, 2001, and the substantial tax cut/rebate that was passed by Congress. A rebounding economy should contribute to better financial results, which should lead to a positive sentiment and a subsequent price/earnings multiple expansion. While slower in absolute terms than in previous periods, the Fund's investments continued to deliver strong growth metrics for the fourth fiscal quarter. These strong positive growth characteristics continued despite a quarter where the average Standard & Poor's 500 Index company's growth moved from slightly positive in the prior period to significantly negative in the latest period. We expect the best fundamentally positioned growth companies to lead in any sustained market rebound.


In Conclusion
We greatly appreciate your investment in Merrill Lynch Focus Twenty Fund, Inc. We continue to have very high confidence in our investment process as a long-term strategy, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(James D. McCall)
James D. McCall
Senior Vice President and
Portfolio Manager



June 25, 2001



Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                   6-Month         12-Month      Since Inception
As of May 31, 2001                               Total Return    Total Return      Total Return
ML Focus Twenty Fund, Inc. Class A Shares*          -43.75%         -48.98%            -64.90%
ML Focus Twenty Fund, Inc. Class B Shares*          -44.10          -49.56             -65.40
ML Focus Twenty Fund, Inc. Class C Shares*          -44.10          -49.56             -65.40
ML Focus Twenty Fund, Inc. Class D Shares*          -43.82          -49.13             -65.00
Standard &Poor's/Barra Growth Index**               -13.73          -25.97             -32.50
NASDAQ Composite Index***                           -18.66          -37.82             -53.73

*Investment results shown do not reflect sales charges; results would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 3/03/00.
**An unmanaged capitalization-weighted Index comprised of all the stocks in the Standard &Poor's 500 Index that have higher price-to-book ratios. Since inception total return is from 3/31/00.
***An unmanaged broad-based Index comprised of common stocks. Since inception total return is from 3/31/00.



Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

One Year Ended 3/31/01                    -67.45%        -69.16%
Inception (3/03/00)
through 3/31/01                           -68.12         -69.68

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 3/31/01                    -67.75%        -69.04%
Inception (3/03/00)
through 3/31/01                           -68.43         -69.31

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 3/31/01                    -67.75%        -68.07%
Inception (3/03/00)
through 3/31/01                           -68.43         -68.43

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 3/31/01                    -67.56%        -69.26%
Inception (3/03/00)
through 3/31/01                           -68.22         -69.78

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities                                              Merrill Lynch Focus Twenty Fund, Inc.
                    As of May 31, 2001
Assets:             Investment in Master Focus Twenty Trust, at value
                    (identified cost--$1,034,055,590)                                                     $  762,833,827
                    Prepaid registration fees and other assets                                                   137,681
                                                                                                          --------------
                    Total assets                                                                             762,971,508
                                                                                                          --------------

Liabilities:        Payables:
                      Distributor                                                    $     587,582
                      Administrator                                                        150,995               738,577
                                                                                    --------------
                    Accrued expenses                                                                             757,940
                                                                                                          --------------
                    Total liabilities                                                                          1,496,517
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  761,474,991
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                         $    1,716,951
                    Class B Shares of Common Stock, $.10 par value,
                    200,000,000 shares authorized                                                             11,330,923
                    Class C Shares of Common Stock, $.10 par value,
                    200,000,000 shares authorized                                                              6,788,724
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              2,101,432
                    Paid-in capital in excess of par                                                       1,908,331,831
                    Accumulated investment loss--net                                                         (7,332,672)
                    Accumulated realized capital losses on investments from the Trust--net
(890,240,435)
                    Unrealized depreciation on investments from the Trust--net                             (271,221,763)
                                                                                                          --------------
                    Net assets                                                                            $  761,474,991
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $60,256,968 and 17,169,509 shares
                    outstanding                                                                            $        3.51
                                                                                                          ==============
                    Class B--Based on net assets of $392,550,115 and 113,309,234 shares
                    outstanding                                                                            $        3.46
                                                                                                          ==============
                    Class C--Based on net assets of $235,149,189 and 67,887,236 shares
                    outstanding                                                                            $        3.46
                                                                                                          ==============
                    Class D--Based on net assets of $73,518,719 and 21,014,324 shares
                    outstanding                                                                            $        3.50
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001


FINANCIAL INFORMATION (continued)

Statement of Operations                                                          Merrill Lynch Focus Twenty Fund, Inc.

                    For the Six Months Ended May 31, 2001
Investment          Investment income allocated from the Trust                                            $    2,488,919
Income:             Expenses allocated from the Trust                                                        (3,326,033)
                                                                                                          --------------
                    Net investment loss from the Trust                                                         (837,114)
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B              $    2,572,191
                    Account maintenance and distribution fees--Class C                   1,540,102
                    Administration fees                                                  1,079,808
                    Transfer agent fees--Class B                                           549,213
                    Transfer agent fees--Class C                                           342,352
                    Account maintenance fees--Class D                                      122,564
                    Transfer agent fees--Class D                                            86,688
                    Transfer agent fees--Class A                                            52,222
                    Registration fees                                                       52,168
                    Printing and shareholder reports                                        38,588
                    Offering costs                                                          33,880
                    Professional fees                                                       18,206
                    Accounting services                                                        215
                    Other                                                                    7,361
                                                                                    --------------
                    Total expenses                                                                             6,495,558
                                                                                                          --------------
                    Investment loss--net                                                                     (7,332,672)
                                                                                                          --------------

Realized &          Realized loss on investments from the Trust--net                                       (612,571,627)
Unrealized Gain     Change in unrealized depreciation on investments
(Loss) from the     from the Trust--net                                                                       65,159,887
Trust--Net:                                                                                               --------------
                    Net Decrease in Net Assets Resulting from Operations                                 $ (554,744,412)
                                                                                                          ==============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets                                             Merrill Lynch Focus Twenty Fund, Inc.

                                                                                       For the Six        For the Period
                                                                                      Months Ended       March 3, 2000++
Increase (Decrease) in Net Assets:                                                    May 31, 2001      to Nov. 30, 2000
Operations:         Investment loss--net                                           $   (7,332,672)       $  (14,817,331)
                    Realized loss on investments from the Trust--net                 (612,571,627)         (277,668,808)
                    Change in unrealized depreciation on investments
                    from the Trust--net                                                 65,159,887         (336,381,650)
                                                                                   ---------------       ---------------
                    Net decrease in net assets resulting from operations             (554,744,412)         (628,867,789)
                                                                                   ---------------       ---------------
Capital Share       Net increase in net assets derived from capital
                    share transactions                                                 129,828,660         1,815,158,532
                                                                                   ---------------       ---------------
Transactions:
Net Assets:         Total increase (decrease) in net assets                          (424,915,752)         1,186,290,743
                    Beginning of period                                              1,186,390,743               100,000
                                                                                   ---------------       ---------------
                    End of period*                                                  $  761,474,991       $ 1,186,390,743
                                                                                   ===============       ===============

                    *Accumulated investment loss--net                              $   (7,332,672)       $            --
                                                                                   ===============       ===============
                    ++Commencement of operations.

                    See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001


FINANCIAL INFORMATION (concluded)

Financial Highlights                                                            Merrill Lynch Focus Twenty Fund, Inc.
                                                                                  Class A                Class B
                                                                         For the      For the     For the       For the
The following per share data and ratios have been derived               Six Months    Period     Six Months     Period
from information provided in the financial statements.                    Ended    Mar. 3, 2000++   Ended    Mar. 3, 2000++
                                                                         May 31,    to Nov. 30,    May 31,    to Nov. 30,
Decrease in Net Asset Value:                                               2001         2000        2001          2000
Per Share           Net asset value, beginning of period               $     6.24   $    10.00  $     6.19    $    10.00
Operating                                                              ----------   ----------  ----------    ----------
Performance:        Investment loss--net                                  (.01)**        (.02)     (.04)**         (.08)
                    Realized and unrealized loss on
                    investments from the Trust--net                        (2.72)       (3.74)      (2.69)        (3.73)
                                                                       ----------   ----------  ----------    ----------
                    Total from investment operations                       (2.73)       (3.76)      (2.73)        (3.81)
                                                                       ----------   ----------  ----------    ----------
                    Net asset value, end of period                     $     3.51   $     6.24  $     3.46    $     6.19
                                                                       ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share                (43.75%)+++  (37.60%)+++ (44.10%)+++   (38.10%)+++
Return:***                                                             ==========   ==========  ==========    ==========

Ratios to           Expenses++++                                           1.09%*       1.12%*      2.14%*        2.13%*
Average                                                                ==========   ==========  ==========    ==========
Net Assets:         Investment loss--net                                  (.58%)*      (.57%)*    (1.64%)*      (1.56%)*
                                                                       ==========   ==========  ==========    ==========

Supplemental        Net assets, end of period (in thousands)           $   60,257   $   55,306  $  392,550    $  631,827
Data:                                                                  ==========   ==========  ==========    ==========

                                                                                  Class C               Class D

                                                                         For the      For the     For the     For the
The following per share data and ratios have been derived              Six Months    Period      Six Months    Period
from information provided in the financial statements.                    Ended   Mar. 3, 2000++   Ended    Mar. 3, 2000++
                                                                         May 31,    to Nov. 30,    May 31,   to Nov. 30,
Decrease in Net Asset Value:                                               2001        2000        2001          2000
Per Share           Net asset value, beginning of period               $     6.19   $    10.00  $     6.23    $    10.00
                                                                       ----------   ----------  ----------    ----------
Operating           Investment loss--net                                  (.04)**        (.08)     (.02)**         (.05)
Performance:        Realized and unrealized loss on
                    investments from the Trust--net                        (2.69)       (3.73)      (2.71)        (3.72)
                                                                       ----------   ----------  ----------    ----------
                    Total from investment operations                       (2.73)       (3.81)      (2.73)        (3.77)
                                                                       ----------   ----------  ----------    ----------
                    Net asset value, end of period                     $     3.46   $     6.19  $     3.50    $     6.23
                                                                       ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share                (44.10%)+++  (38.10%)+++ (43.82%)+++   (37.70%)+++
Return:***                                                             ==========   ==========  ==========    ==========

Ratios to           Expenses++++                                           2.15%*       2.15%*      1.36%*        1.36%*
Average                                                                ==========   ==========  ==========    ==========
Net Assets:         Investment loss--net                                 (1.64%)*     (1.58%)*     (.85%)*       (.79%)*
                                                                       ==========   ==========  ==========    ==========

Supplemental        Net assets, end of period (in thousands)           $  235,149   $  378,948  $   73,519    $  120,310
Data:                                                                  ==========   ==========  ==========    ==========



*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.


See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001


NOTES TO FINANCIAL STATEMENTS

Merrill Lynch Focus Twenty Fund, Inc.

1. Significant Accounting Policies:
Merrill Lynch Focus Twenty Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Focus Twenty Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at May 31, 2001 was 99.9%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
Effective December 18, 2000, the Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the
"Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees.

Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001

NOTES TO FINANCIAL STATEMENTS (continued)

Merrill Lynch Focus Twenty Fund, Inc.


The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                                 .25%         .75%
Class C                                 .25%         .75%
Class D                                 .25%          --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       FAMD         MLPF&S

Class A                               $   601      $    5,957
Class D                               $34,311      $4,446,762

For the six months ended May 31, 2001, MLPF&S received contingent deferred sales charges of $559,378 and $168,210 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $7 and $7,454 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS and/or ML & Co.

3. Investments:
Increases and decreases in the Fund's investment in the Trust for the six months ended May 31, 2001 were $143,471,055 and $21,040,342, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $129,828,660 and $1,815,158,532 for the six months ended May 31, 2001 and for the period March 3, 2000 to November 30, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                        13,605,831   $  62,512,221
Shares redeemed                   (5,303,813)    (25,408,140)
                                -------------   -------------
Net increase                        8,302,018   $  37,104,081
                                =============   =============

Class A Shares for the Period                       Dollar
March 3, 2000++ to Nov. 30, 2000      Shares        Amount

Shares sold                        10,064,264   $  91,113,698
Shares redeemed                   (1,199,273)    (10,137,315)
                                -------------   -------------
Net increase                        8,864,991   $  80,976,383
                                =============   =============

++Prior to March 3, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


Class B Shares for the Six Months                   Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                        26,631,028  $  128,419,944
Automatic conversion of
shares                              (336,872)     (1,551,207)
Shares redeemed                  (15,071,997)    (74,713,394)
                                -------------   -------------
Net increase                       11,222,159  $   52,155,343
                                =============   =============


Class B Shares for the Period                       Dollar
March 3, 2000++ to Nov. 30, 2000      Shares        Amount

Shares sold                       110,233,820 $ 1,034,067,777
Automatic conversion of
shares                              (432,391)     (3,771,213)
Shares redeemed                   (7,716,854)    (67,189,603)
                                -------------   -------------
Net increase                      102,084,575  $  963,106,961
                                =============   =============

++Prior to March 3, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

Merrill Lynch Focus Twenty Fund, Inc.



Class C Shares for the Six Months                   Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                        19,136,743   $  94,092,177
Shares redeemed                  (12,485,576)    (62,349,238)
                                -------------   -------------
Net increase                        6,651,167   $  31,742,939
                                =============   =============


Class C Shares for the Period                       Dollar
March 3, 2000++ to Nov. 30, 2000      Shares        Amount

Shares sold                        68,326,909  $  646,196,975
Shares redeemed                   (7,093,340)    (60,556,948)
                                -------------   -------------
Net increase                       61,233,569  $  585,640,027
                                =============   =============

++Prior to March 3, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


Class D Shares for the Six Months                   Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                         6,220,522  $   31,965,442
Automatic conversion of
shares                                334,427       1,551,207
                                -------------   -------------
Total issued                        6,554,949      33,516,649
Shares redeemed                   (4,867,298)    (24,690,352)
                                -------------   -------------
Net increase                        1,687,651  $    8,826,297
                                =============   =============


Class D Shares for the Period                       Dollar
March 3, 2000++ to Nov. 30, 2000      Shares        Amount

Shares sold                        22,724,603  $  214,677,295
Automatic conversion of
shares                                431,231       3,771,213
                                -------------   -------------
Total issued                       23,155,834     218,448,508
Shares redeemed                   (3,831,661)    (33,013,347)
                                -------------   -------------
Net increase                       19,324,173  $  185,435,161
                                =============   =============

++Prior to March 3, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001

SCHEDULE OF INVESTMENTS

Master Focus Twenty Trust
                        Shares                                                                           Percent of
Industry                  Held              Common Stocks                                  Value         Net Assets

Canada
Electronic              750,000     ++Celestica Inc.                                       $   37,500,000         4.9%
Equipment &
Instruments
                                    Total Common Stocks in Canada                              37,500,000         4.9

United States

Automobiles             800,000     Harley-Davidson, Inc.                                      37,576,000         4.9

Biotechnology           900,000     ++IDEC Pharmaceuticals Corporation                         55,440,000         7.3
                        800,000     ++Millennium Pharmaceuticals, Inc.                         30,536,000         4.0
                                                                                           --------------       ------
                                                                                               85,976,000        11.3

Computers &           1,000,000     ++EMC Corporation                                          31,600,000         4.1
Peripherals

Health Care             700,000     Applera Corporation--Applied
Equipment & Supplies                Biosystems Group                                           21,532,000         2.8
                        740,000     ++Waters Corporation                                       36,763,200         4.8
                                                                                           --------------       ------
                                                                                               58,295,200         7.6

Media                   160,000     ++AOL Time Warner Inc.                                      8,356,800         1.1

Miscellaneous           400,000     ++Nasdaq-100 Shares (a)                                    17,892,000         2.3

Multi-Utilities         610,000     Enron Corp.                                                32,275,100         4.2

Networking Equipment    490,000     ++Extreme Networks, Inc.                                   14,455,000         1.9
                        700,000     ++Juniper Networks, Inc.                                   29,771,000         3.9
                                                                                           --------------       ------
                                                                                               44,226,000         5.8

Semiconductor           400,000     ++Applied Micro Circuits Corporation                        7,228,000         1.0
Equipment & Products

Software                422,700     ++Amdocs Limited                                           26,122,860         3.4
                      1,292,500     ++BEA Systems, Inc.                                        46,374,900         6.1
                        900,000     ++Comverse Technology, Inc.                                52,200,000         6.8
                        700,000     ++VERITAS Software Corporation                             46,137,000         6.1
                                                                                           --------------       ------
                                                                                              170,834,760        22.4

Telecommunications    1,000,000     ++CIENA Corporation                                        54,140,000         7.1
Equipment             1,470,000     ++ONI Systems Corp.                                        45,584,700         5.9
                        375,000     Scientific-Atlanta, Inc.                                   19,691,250         2.6
                      2,123,700     ++Sonus Networks, Inc.                                     54,685,275         7.2
                                                                                           --------------       ------
                                                                                              174,101,225        22.8

                                    Total Common Stocks in the United States                  668,361,085        87.5

                                    Total Investments in Common Stocks
                                    (Cost--$978,651,458)                                      705,861,085        92.4


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                      Master Focus Twenty Trust
                        Face                                                                                 Percent of
                       Amount               Short-Term Securities                                Value       Net Assets
United States
Commercial        US$31,348,000     General Motors Acceptance Corp., 4.19%
Paper*                              due 6/01/2001                                          $   31,348,000         4.1%
                     10,000,000     Wal-Mart Stores, Inc., 4% due 6/05/2001                     9,995,556         1.3
                                                                                           --------------       ------
                                                                                               41,343,556         5.4

US Government        25,000,000     Federal Home Loan Mortgage Corp., 3.95%                    24,950,625         3.3
Agency Obligations*                 due 6/19/2001

                                    Total Investments in Short-Term Securities
                                    (Cost--$66,294,181)                                        66,294,181         8.7

                  Nominal Value
             Covered by Options                         Issue

Options Purchased

Put Options Purchased   500,000     CIENA Corporation, expiring October 2001 at USD 35          1,600,000         0.2
                        375,000     Scientific-Atlanta, Inc., expiring September
                                    2001 at USD 50                                              2,137,500         0.3

                                    Total Options Purchased
                                    (Premiums Paid--$5,163,750)                                 3,737,500         0.5

                                    Total Investments (Cost--$1,050,109,389)                  775,892,766       101.6

Options Written

Call Options Written    500,000     CIENA Corporation, expiring October 2001 at USD 85        (1,650,000)        (0.2)
                        375,000     Scientific-Atlanta, Inc., expiring
                                    September 2001 at USD 70                                    (956,250)        (0.1)

                                    Total Options Written (Premiums Received--$5,661,061)     (2,606,250)        (0.3)

                                    Total Investments, Net of Options Written
                                    (Cost--$1,044,448,328)                                    773,286,516       101.3

                                    Liabilities in Excess of Other Assets                     (9,710,278)        (1.3)
                                                                                           --------------       ------
                                    Net Assets                                             $  763,576,238       100.0%
                                                                                           ==============       ======


*Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
++Non-income producing security.
(a)Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq-100 Index.

See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities                                                     Master Focus Twenty Trust
                    As of May 31, 2001
Assets:             Investments, at value (identified cost--$1,044,945,639)                               $  772,155,266
                    Options purchased, at value (cost--$5,163,750)                                             3,737,500
                    Cash                                                                                           2,512
                    Receivables:
                      Securities sold                                               $    5,318,874
                      Contributions                                                      2,263,518
                      Dividends                                                            109,750             7,692,142
                                                                                    --------------
                    Prepaid expenses and other assets                                                            100,822
                                                                                                          --------------
                    Total assets                                                                             783,688,242
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$5,661,061)                                  2,606,250
                    Payables:
                      Securities purchased                                              15,386,358
                      Withdrawals                                                        1,623,297
                      Investment adviser                                                   363,153            17,372,808
                                                                                    --------------
                    Accrued expenses and other liabilities                                                       132,946
                                                                                                          --------------
                    Total liabilities                                                                         20,112,004
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  763,576,238
                                                                                                          ==============

Net Assets          Partners' capital                                                                     $1,034,738,050
Consist of:         Unrealized depreciation on investments                                                 (271,161,812)
                                                                                                          --------------
                    Net assets                                                                            $  763,576,238
                                                                                                          ==============

                    See Notes to Financial Statements.

Statement of Operations                                                                    Master Focus Twenty Trust

                    For the Six Months Ended May 31, 2001
Investment          Interest and discount earned                                                          $    2,147,862
Income:             Dividends                                                                                    341,706
                                                                                                          --------------
                    Total income                                                                               2,489,568
                                                                                                          --------------

Expenses:           Investment advisory fees                                        $    3,098,316
                    Accounting services                                                     74,958
                    Professional fees                                                       49,029
                    Custodian fees                                                          42,208
                    Trustees' fees and expenses                                             33,968
                    Printing and shareholder reports                                         3,732
                    Pricing fees                                                             3,667
                    Offering costs                                                           2,394
                    Other                                                                   18,606
                                                                                    --------------
                    Total expenses                                                                             3,326,878
                                                                                                          --------------
                    Investment loss--net                                                                       (837,310)
                                                                                                          --------------

Realized &          Realized loss on investments--net                                                      (612,732,504)
Unrealized Gain     Change in unrealized depreciation on investments--net                                     65,230,619
(Loss) on                                                                                                 --------------
Investments - Net   Net Decrease in Net Assets Resulting from Operations                                 $ (548,339,195)
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001


FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets                                                       Master Focus Twenty Trust
                                                                                        For the          For the Period
                                                                                     Six Months          March 3, 2000++
                                                                                        Ended                 to
Increase (Decrease) in Net Assets:                                                  May 31, 2001         Nov. 30, 2000
Operations:         Investment loss--net                                            $    (837,310)      $    (3,410,237)
                    Realized loss on investments--net                                (612,732,504)         (277,693,004)
                    Change in unrealized depreciation on investments--net               65,230,619         (336,392,431)
                                                                                    --------------      ----------------
                    Net decrease in net assets resulting from operations             (548,339,195)         (617,495,672)
                                                                                    --------------      ----------------

Net Capital         Increase in net assets derived from net
Contributions:      capital contributions                                              123,199,957         1,806,111,048
                                                                                    --------------      ----------------

Net Assets:         Total increase (decrease) in net assets                          (425,139,238)         1,188,615,376
                    Beginning of period                                              1,188,715,476               100,100
                                                                                    --------------      ----------------
                    End of period                                                   $  763,576,238        $1,188,715,476
                                                                                    ==============      ================

                    ++Commencement of operations.

                    See Notes to Financial Statements.

Financial Highlights                                                                      Master Focus Twenty Trust

                                                                                          For the         For the Period
The following ratios have been derived from information                                Six Months        March 3, 2000++
provided in the financial statements.                                                        Ended                    to
                                                                                      May 31, 2001         Nov. 30, 2000
Ratios to           Expenses                                                                 .68%*                 .90%*
Average                                                                             ==============      ================
Net Assets:         Investment loss--net                                                   (.17%)*               (.33%)*
                                                                                    ==============      ================

Supplemental        Net assets, end of period (in thousands)                        $      763,576      $      1,188,715
Data:                                                                               ==============      ================
                    Portfolio turnover                                                      65.48%                62.85%
                                                                                    ==============      ================

                    *Annualized.
                    ++Commencement of operations.

                    See Notes to Financial Statements.




Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001


NOTES TO FINANCIAL STATEMENTS


Master Focus Twenty Trust

1. Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on operations is recorded from the date the Trust enters into such contracts.


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)

Master Focus Trust

* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Trust will adopt the provisions to amortize all premiums and discounts on debt securities effective December 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of November 30, 2001.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .85% of the average daily value of the Trust's net assets. Effective December 18, 2000, the annual rate was changed to .60%.

Prior to January 1, 2001, FAM provided accounting services to the Trust at its cost and the Trust reimbursed FAM for these services. FAM continues to provide certain accounting services to the Trust. The Trust reimburses FAM at its cost for such services. For the six months ended May 31, 2001, the Trust reimbursed FAM an aggregate of $38,338 for the above-described services. The Trust entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Trust. The Trust pays a fee for these services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)

Master Focus Trust

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2001 were $775,053,949 and $574,925,557, respectively.

Net realized gains (losses) for the six months ended May 31, 2001 and net unrealized gains (losses) as of May 31, 2001 were as follows:
                                   Realized       Unrealized
                                Gains (Losses)  Gains (Losses)

Long-term investments          $(614,996,177)   $(272,790,373)
Short-term investments                  1,367              --
Options purchased                 (1,163,867)     (1,426,250)
Options written                     3,426,173       3,054,811
                                -------------   -------------
Total investments              $(612,732,504)  $(271,161,812)
                                =============   =============

As of May 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $271,161,812, of which $27,312,790 related to appreciated securities and $298,474,602 related to depreciated securities. At May 31, 2001, the aggregate cost of investments, including options, for Federal income tax purposes was $1,044,448,328.

Transactions in call options written for the six months ended May 31, 2001 were as follows:
                                     Nominal       Premiums
                                   Value Covered   Received
Outstanding call options
written, beginning of
period                                     --     $        --
Options written                     2,000,500       9,880,540
Options closed                    (1,125,500)     (4,219,479)
                                 ------------   -------------
Outstanding call options
written, end of period                875,000   $   5,661,061
                                 ============   =============

4. Short-Term Borrowings:
On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the six months ended May 31, 2001.


5. Capital Loss Carryforward:
At November 30, 2000, the Trust had a net capital loss carryforward of approximately $246,374,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2001


OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, President and Director/Trustee
James H. Bodurtha, Director/Trustee
Herbert I. London, Director/Trustee
Joseph L. May, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert C. Doll Jr., Senior Vice President
James D. McCall, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863